UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Esq.

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – January 31, 2014

Item 1. Schedule of Investments.

ALPS Real Asset Income Fund
CONSOLIDATED STATEMENT OF INVESTMENTS
January 31, 2014 (Unaudited)

	Shares	Value (Note 2)

CLOSED-END FUNDS (1.54%)
HICL Infrastructure Co. Ltd.	10,600	$23,490
International Public Partnerships Ltd.	11,000	23,182

		46,672

TOTAL CLOSED-END FUNDS
(Cost $44,721)		46,672

COMMON STOCKS (48.20%)
Basic Materials (5.67%)
Chemicals (3.16%)
CF Industries Holdings, Inc.	137	31,629
Monsanto Co.	164	17,474
The Mosaic Co.	443	19,784
Potash Corp. of Saskatchewan, Inc.	867	27,154

		96,041

Iron/Steel (0.72%)
Carpenter Technology Corp.	63	3,661
Gerdau SA, ADR	691	4,872
Steel Dynamics, Inc.	133	2,195
Vale SA, ADR	828	11,260

		21,988

Mining (1.79%)
Goldcorp, Inc.	862	21,455
Kinross Gold Corp.	3,189	14,606
Rio Tinto PLC, ADR	166	8,823
Southern Copper Corp.	336	9,401

		54,285

TOTAL BASIC MATERIALS		172,314

Communications (2.78%)
Telecommunications (2.78%)
Eutelsat Communications SA	1,200	36,439
SES SA	1,500	48,180

		84,619

TOTAL COMMUNICATIONS		84,619

Consumer, Cyclical (1.88%)
Storage/Warehousing (1.88%)
Westshore Terminals Investment Corp.	1,800	57,244

TOTAL CONSUMER, CYCLICAL		57,244

	Shares	Value (Note 2)

Consumer, Non-Cyclical (5.95%)
Commercial Services (5.06%)
Atlantia SpA	2,600	$59,262
Jiangsu Expressway Co. Ltd., Class H	39,200	49,481
Zhejiang Expressway Co. Ltd., Class H	50,100	45,042

		153,785

Food (0.89%)
Tyson Foods, Inc., Class A	722	27,003

TOTAL CONSUMER, NON-CYCLICAL		180,788

Energy (13.66%)
Energy-Alternate Sources (2.80%)
Pattern Energy Group, Inc.	1,400	39,046
TransAlta Renewables, Inc.	4,500	46,020

		85,066

Oil & Gas (5.08%)
Chevron Corp.	133	14,847
ConocoPhillips	243	15,783
Eni SpA, ADR	377	17,116
HollyFrontier Corp.	114	5,278
Marathon Oil Corp.	537	17,608
Marathon Petroleum Corp.	314	27,334
Murphy Oil Corp.	383	21,682
Occidental Petroleum Corp.	185	16,200
Valero Energy Corp.	362	18,498

		154,346

Pipelines (5.78%)
Inter Pipeline Ltd.	1,400	34,819
Spectra Energy Corp.	1,000	35,950
TransCanada Corp.	1,300	56,518
The Williams Cos, Inc.	1,200	48,588

		175,875

TOTAL ENERGY		415,287

Industrial (3.91%)
Engineering & Construction (2.30%)
Ferrovial SA	1,800	34,607
Sydney Airport	10,300	35,515

		70,122

Machinery-Construction & Mining (0.26%)
Joy Global, Inc.	150	7,919

Machinery-Diversified (0.27%)
AGCO Corp.	152	8,106

	Shares	Value (Note 2)

Transportation (1.08%)
Hutchison Port Holdings Trust	49,400	$32,851

TOTAL INDUSTRIAL		118,998

Utilities (14.35%)
Electric (7.13%)
DUET Group	11,900	21,766
Pepco Holdings, Inc.	3,000	58,289
PG&E Corp.	800	33,720
SP AusNet	21,800	23,657
Spark Infrastructure Group	15,500	22,246
Terna Rete Elettrica Nazionale SpA	11,800	57,325

		217,003

Gas (4.88%)
Hong Kong & China Gas Co. Ltd.	15,500	31,903
Keyera Corp.	400	23,704
National Grid PLC	2,700	35,020
Snam SpA	10,500	57,637

		148,264

Water (2.34%)
Pennon Group PLC	2,100	23,751
Severn Trent PLC	800	22,712
United Utilities Group PLC	2,100	24,718

		71,181

TOTAL UTILITIES		436,448

TOTAL COMMON STOCKS
(Cost $1,451,595)		1,465,698

EXCHANGE TRADED FUNDS (3.19%)
PowerShares DB Commodity Index Tracking Fund(a)	3,900	97,032

TOTAL EXCHANGE TRADED FUNDS
(Cost $99,456)		97,032

EXCHANGE TRADED NOTES (2.64%)
ELEMENTS Linked to the Rogers International Commodity Index - Total Return(a)	10,000	80,400

TOTAL EXCHANGE TRADED NOTES
(Cost $80,542)		80,400

MASTER LIMITED PARTNERSHIPS (24.68%)
Energy (24.68%)
Pipelines (24.68%)
Access Midstream Partners LP	435	24,382

	Shares	Value (Note 2)

Pipelines (continued)
Atlas Pipeline Partners LP	358	$11,968
Boardwalk Pipeline Partners LP	574	14,132
Buckeye Partners LP	510	37,225
Crestwood Midstream Partners LP	715	16,517
DCP Midstream Partners LP	329	16,526
El Paso Pipeline Partners LP	622	20,408
Enbridge Energy Partners LP	1,015	29,821
Energy Transfer Partners LP	937	52,013
Enterprise Products Partners LP	1,100	73,017
Genesis Energy LP	368	20,251
Kinder Morgan Energy Partners LP	849	67,478
Magellan Midstream Partners LP	832	55,294
MarkWest Energy Partners LP	717	50,326
NuStar Energy LP	318	15,741
ONEOK Partners LP	661	34,260
Plains All American Pipeline LP	1,007	50,843
PVR Partners LP	493	13,824
Regency Energy Partners LP	748	20,518
Spectra Energy Partners LP	225	9,968
Sunoco Logistics Partners LP	343	26,953
Targa Resources Partners LP	465	24,417
TC Pipelines LP	221	10,281
Western Gas Partners LP	326	19,384
Williams Partners LP	694	34,769

		750,316

TOTAL ENERGY		750,316

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $740,801)		750,316

	Principal Amount	Value (Note 2)

COMMODITY-LINKED NOTES (6.87%)
Bank of America Corp., Commodity-Linked Note Linked to the Merrill Lynch Commodity Index eXtra J-Series F3 Total Return Index, 0.00% 01/09/2015(b)	$100,000	104,338
UBS AG Commodity-Linked Note Linked to the Thomson Reuter/Jefferies CRB 3 Month Forward Index, 0.00% 01/09/2015	100,000	104,483

TOTAL COMMODITY-LINKED NOTES
(Cost $200,000)		208,821

	7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.86%)
Money Market Fund (6.86%)
Morgan Stanley Institutional Liquidity Fund, Prime Portfolio	0.044%		8,613	$8,613
Dreyfus Treasury Prime Institutional Fund	0.000	%(c)	200,041	200,041

TOTAL SHORT TERM INVESTMENTS
(Cost $208,654)				208,654

TOTAL INVESTMENTS (93.98%)
(Cost $2,825,769)				$2,857,593

SEGREGATED CASH (3.95%)(d)				120,000

Other Assets In Excess Of Liabilities (2.07%)				62,900

NET ASSETS (100.00%)				$3,040,493

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Call Options
iShares Global Energy ETF	02/22/2014	43.00	(7)	(35)
Market Vectors Agribusiness ETF	02/22/2014	55.00	(6)	(45)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $580)				$(80)

(a)	Non-Income Producing Security.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at January 31, 2014.
(c)	Less than 0.005%
(d)	Cash is being held as collateral for written options.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SpA - Societa’ Per Azioni is an Italian shared company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

Country Breakdown as of January 31, 2014 (Unaudited)
Country	Market Value	%

United States	$1,744,818	57.39%
Canada	281,520	9.26%
Italy	191,340	6.29%
Great Britain	106,201	3.49%
Australia	103,184	3.39%
China	94,523	3.11%
Sweden	80,400	2.64%
Luxembourg	48,180	1.58%
Guernsey	46,672	1.54%
France	36,439	1.20%
Spain	34,607	1.14%
Singapore	32,851	1.08%
Hong Kong	31,903	1.05%
Brazil	24,955	0.82%

Total Investments	2,857,593	93.98%
Other Assets in Excess of Liabilities	182,900	6.02%

Net Assets	$3,040,493	100.00%

ALPS | Westport Resources Hedged High Income Fund

STATEMENT OF INVESTMENTS

January 31, 2014 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE TRADED FUNDS (0.56%)
ProShares UltraShort Russell2000(a)	1,750	$88,340

TOTAL EXCHANGE TRADED FUNDS (Cost $84,140)		88,340

	Principal Amount	Value (Note 2)

BANK LOANS (28.58%)
Audio Visual Service Holding Corp., Initial Term Loan L+3.50% 01/25/2021 (b)	$500,000	503,908
Dell International LLC, Term B Loan L+3.50% 04/29/2020 (b)	500,000	498,553
Extreme Reach, Inc., Initial Term Loan L+5.75% 01/24/2020 (b)	500,000	502,500
Extreme Reach, Inc., Term Loan L+9.50% 01/22/2021 (b)	250,000	247,500
FR Dixie Acquisition Corp., Term Loan L+4.75% 12/18/2020 (b)	500,000	503,125
Jazz Pharmaceuticals, Inc., Tranche 2 Term Loan L+2.50% 06/12/2018 (b)	500,000	502,875
Marine Acquisition Corp., Term Loan L+4.25% 01/30/2021 (b)	500,000	504,374
Patheon, Inc., Term Loan L+3.25% 01/22/2021 (b)	500,000	499,895
Pharmedium Healthcare, Initial Term Loan L+6.75% 01/28/2022 (b)	250,000	255,625
Shield Finance Co. S.A.R.L., Dollar Term B Loan L+4.00% 01/29/2021 (b)	500,000	503,750

TOTAL BANK LOANS (Cost $4,475,000)		4,522,105

CONVERTIBLE CORPORATE BONDS (4.48%)
Communications (2.37%)
Alaska Communications Systems Group, Inc., Conv. Sr. Sub. Notes 6.250% 05/01/2018 (c)	440,000	375,100

	Principal Amount	Value (Note 2)

Technology (2.11%)
Hutchinson Technology, Inc., Conv. Sr. Unsec. Notes 8.500% 01/15/2026	$350,000	$333,813

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $707,082)		708,913

CORPORATE BONDS (43.32%)
Communications (10.57%)
Broadview Networks Holdings, Inc., Sec. Notes 10.500% 11/15/2017	400,000	401,999
CenturyLink, Inc., Sr. Unsec. Notes Series V 5.625% 04/01/2020	250,000	253,750
Clear Channel Communications, Inc., 1st Lien Notes 9.000% 12/15/2019	150,000	153,750
Interactive Network, Inc. / FriendFinder Networks, Inc., Sec. Notes 14.000% 12/20/2018	250,000	258,750
Sprint Communications, Inc., Sr. Unsec. Notes 7.000% 08/15/2020	225,000	243,563
Visant Corp., Sr. Unsec. Notes 10.000% 10/01/2017	100,000	97,000
Windstream Corp., Sr. Unsec. Notes 7.750% 10/01/2021	250,000	263,750

Total Communications		1,672,562

Consumer, Cyclical (6.48%)
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes 10.750% 02/01/2016	250,000	200,000
INTCOMEX, Inc., 2nd Lien Notes 13.250% 12/15/2014	350,000	351,208
KB Home, Sr. Unsec. Notes 8.000% 03/15/2020	200,000	223,500
MGM Resorts International, Sr. Unsec. Notes 5.250% 03/31/2020	250,000	250,625

Total Consumer, Cyclical		1,025,333

Consumer, Non-cyclical (1.39%)
The ADT Corp., Sr. Unsec. Notes 4.125% 06/15/2023	250,000	220,652

	Principal Amount	Value (Note 2)

Energy (8.32%)
Black Elk Energy Offshore Operations LLC, 2nd Lien Notes 13.750% 12/01/2015	$500,000	$432,500
Denbury Resources, Inc., Sr. Sub. Notes 4.625% 07/15/2023	200,000	185,500
Global Geophysical Services, Inc., Sr. Unsec. Notes 10.500% 05/01/2017	500,000	391,249
ION Geophysical Corp., 2nd Lien Notes 8.125% 05/15/2018 (c)	350,000	308,000

Total Energy		1,317,249

Financials (5.44%)
Ally Financial, Inc., Sr. Unsec. Notes 3.500% 01/27/2019	250,000	247,188
Ares Capital Corp., Sr. Unsec. Notes 4.875% 11/30/2018	250,000	257,640
SquareTwo Financial Corp., 2nd Lien Notes 11.625% 04/01/2017	350,000	355,250

Total Financials		860,078

Industrials (6.05%)
Colt Defense LLC / Colt Finance Corp., Sr. Unsec. Notes 8.750% 11/15/2017	375,000	321,563
Congoleum Corp., PIK 1st Lien Notes 9.000% 12/31/2017 (d)	350,000	282,625
Horizon Lines LLC, 1st Lien Notes 11.000% 10/15/2016	350,000	353,937

Total Industrials		958,125

Technology (5.07%)
First Data Corp., Sr. Unsec. Notes 12.625% 01/15/2021	250,000	292,500
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc., 1st Lien Notes 12.000% 03/29/2015	500,000	510,000

Total Technology		802,500

TOTAL CORPORATE BONDS (Cost $6,885,694)		6,856,499

	Principal Amount	Value (Note 2)

MORTGAGE BACKED SECURITIES (5.67%)
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17 5.887% 09/11/2017 (e)	$200,000	$196,391
Countrywide Alternative Loan Trust, Series 2006-6CB 5.750% 05/25/2036 (e)	314,747	228,026
Merrill Lynch Mortgage Trust, Series 2006-C2 5.802% 08/12/2043 (e)	175,000	174,693
Structured Agency Credit Risk Debt Notes, Series 2013-DN1 7.308% 07/25/2023 (e)	250,000	297,321

TOTAL MORTGAGE BACKED SECURITIES (Cost $894,519)		896,431

TOTAL INVESTMENTS (82.61%) (Cost $13,046,435)		$13,072,288

Other Assets In Excess Of Liabilities (17.39%)		2,751,625

NET ASSETS (100.00%)		$15,823,913

(a)	Non-Income Producing Security.
(b)	All or a portion of this position has not settled as of January 31, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $683,100, which represents approximately 4.32% of net assets as of January 31, 2014.
(d)	Payment in-kind security.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at January 31, 2014.

Common Abbreviations:

Conv. - Convertible.

LLC - Limited Liability Company.

Ltd. - Limited.

PIK - Payment in-kind.

Sec. - Secured.

Sr. Sub. - Sr Subordinated.

Sr. Unsec. - Sr Unsecured.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Quarterly Statement of Investments.

Notes to Quarterly

Statements of Investments

January 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of January 31, 2014, the Trust had 30 registered funds. This quarterly report describes the following funds: ALPS Real Asset Income Fund and ALPS | Westport Resources Hedged High Income Fund (each, a “Fund” and collectively, the “Funds”). ALPS Real Asset Income Fund seeks to provide a high level of current income and long-term capital appreciation. The ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

The classes of each fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS Real Asset Income Fund

ALPS Real Asset Income Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 23, 2013 and is a wholly owned subsidiary of the ALPS Real Asset Income Fund (the “Real Asset Income Fund”). The Subsidiary acts as an investment vehicle for the Real Asset Income Fund in order to effect certain commodity-related investments on behalf of the Real Asset Income Fund. The Real Asset Income Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of November 25, 2013, and it is intended that the Real Asset Income Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Real Asset Income Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Real Assets Income Fund, the statement of investments the Subsidiary is included in the consolidated statement of investments of the Real Asset Income Fund. All investments held by the Subsidiary are disclosed in the accounts of the Real Asset Income Fund. As of January 31, 2014, net assets of the Real Asset Income Fund were $3,040,493, of which $556,241, or 18.29%, represented the Real Asset Income’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of January 31, 2014:

ALPS Real Asset Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$46,672	$–	$–	$46,672
Common Stocks(a)	1,465,698	–	–	1,465,698
Exchange Traded Funds	97,032	–	–	97,032
Exchange Traded Notes	80,400	–	–	80,400
Master Limited Partnerships	750,316	–	–	750,316
Commodity-Linked Notes	–	208,821	–	208,821
Short Term Investments	208,654	–	–	208,654
Total	$2,648,772	$208,821	$–	$2,857,593

Other Financial Instruments
Assets
Liabilities
Written Options	$(80)	$–	$–	$(80)
Total	$(80)	$–	$–	$(80)

ALPS | Westport Resources Hedged High Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange Traded Funds	$88,340	$–	$–	$88,340
Bank Loans	–	4,522,105	–	4,522,105
Convertible Corporate Bonds	–	708,913	–	708,913
Corporate Bonds	–	6,856,499	–	6,856,499
Mortgage Backed Securities	–	896,431	–	896,431
Total	$88,340	$12,983,948	$–	$13,072,288

(a) For	detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the period ended January 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Commodity-Linked Notes: The ALPS Real Asset Income Fund may invest in commodity-linked notes which are derivative instrument with characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, ALPS Real Asset Income Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to purchase investment securities and are also allowed to enter into various types of derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The ALPS Real Asset Income Fund had the following transactions in written covered call/put options during the nine months ended January 31, 2014:

	Number of Contracts	Premiums

Options Outstanding, at the beginning of the period ended January 31, 2014	0	$0
Options written	14	721
Options closed
Options exercised		(141)
Options expired

Options Outstanding, at the period ended January 31, 2014	14	$580

Unrealized Appreciation and Depreciation on Investments: As of January 31, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Real Asset Income Fund	$75,458	$(47,984)	$27,474	$2,830,119
ALPS | Westport Resources Hedged High Income Fund	91,911	(66,058)	25,853	13,046,435

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	April 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	April 1, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	April 1, 2014